EXHIBIT 99.2

RECONSTITUTED SERVICING AGREEMENT

          THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 30th day of May, 2002, by and among THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation ("Thornburg" or the "Seller"), MORGAN STANLEY DEAN WITTER CREDIT CORPORATION, a Delaware corporation (the "Servicer"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as master servicer (the "Master Servicer"), and acknowledged by DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the "Trustee"), recites and provides as follows:

RECITALS

          WHEREAS, the Seller has conveyed certain mortgage loans identified on Schedule I hereto (the "Mortgage Loans") to Structured Asset Mortgage Investments, Inc., a Delaware special purpose corporation ("SAMI"), which in turn has conveyed the Mortgage Loans to the Trustee, on behalf of Thornburg Mortgage Securities Trust 2002-2 (the "Trust"), under a trust, pooling and servicing agreement dated as of May 1, 2002 (the "Pooling and Servicing Agreement"), among the Trustee, the Master Servicer, SAMI, as seller (referred to herein as the "Depositor"), Deutsche Bank National Trust Company Delaware, as Delaware trustee, Wells Fargo Bank Minnesota, National Association, as securities administrator and Thornburg.

          WHEREAS, the Mortgage Loans were purchased by the Seller pursuant to a Master Mortgage Loan Purchase Agreement between the Seller and the Servicer, as seller, dated May 1, 2001 (the "Master Purchase Agreement"), a copy of which is attached as Exhibit B hereto;

          WHEREAS, the Mortgage Loans are currently being serviced by the Servicer pursuant to a Master Servicing Agreement between the Seller and the Servicer, dated as of May 1, 2001 (the "Master Servicing Agreement"), a copy of which is attached as Exhibit C hereto;

          WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller to terminate the rights and obligations of the Servicer hereunder without cause but subject to the other conditions set forth herein;

          WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default by the Servicer under this Agreement;

          WHEREAS, the Seller and the Servicer desire that the provisions of the Master Servicing Agreement shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a "Reconstitution Agreement" as defined under the Master Servicing Agreement which shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer and the Servicer hereby agree as follows:

AGREEMENT

          1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, and any provisions of the Master Servicing Agreement incorporated by reference herein, shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

          2. Trust Cut-off Date. The parties hereto acknowledge that by operation of Sections 4.05 and 6.01 of the Master Servicing Agreement, the remittance on June 18, 2002 to the Trust is to include principal due after May 1, 2002 (the "Trust Cut-off Date") plus interest at the Mortgage Loan Remittance Rate due on the related Due Date exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (i) and (ii) of Section 6.01 of the Master Servicing Agreement.

          3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Master Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Master Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

          4. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee, which is acting on behalf of the Trust, the owner of the Mortgage Loans, shall have the same rights as the Owner under the Master Servicing Agreement to enforce the obligations of the Servicer under the Master Servicing Agreement and the term "Owner" as used in the Servicing Agreement in connection with any rights of the Owner shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X of the Master Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Owner under the Master Servicing Agreement; and, in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.

          5. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Pooling and Servicing Agreement and issuance of the Certificates pursuant thereto.

          6. Notices. All notices, consents, certificates and other communications required to be delivered between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent. All notices and other written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank Minnesota,
  National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Master Servicing Department, Thornburg 2002-2
Telephone: (410) 884-2000
Telecopier: (410) 884-2363

          All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

Wells Fargo Bank Minnesota, National Association Minneapolis, Minnesota ABA# 091-000-019 Account Name: SAS Clearing Account No. 3970771416 For further credit to: Collection Account No. 11906200

          All notices and other written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Deutsche Bank National Trust Company 1761 East St. Andrew Place Santa Ana, California 92705-4934 Attention: Thornburg 2002-2 Telephone: (714) 247-6000 Facsimile: (714) 246-6285

          All notices and other written information required to be delivered to the Seller hereunder shall be delivered to it at the following address:

Thornburg Mortgage Home Loans, Inc. 150 Washington Avenue, Suite 302 Santa Fe, New Mexico 87501 Attention: Deborah Burns (Thornburg 2002-2) Telephone: (505) 954-5315 Facsimile: (505) 989-8156

          All notices and written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

Morgan Stanley Dean Witter Credit Corporation 2500 Lake Cook Road Riverwoods, Illinois 60015 Attention: Law Division With a copy to the Vice President of Secondary Marketing at the same address.

          7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

          8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

          9. Reconstitution. The Seller and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date," each as defined in the Master Servicing Agreement.

          10. REMIC Status. The Servicer is hereby notified, and the Servicer hereby acknowledges such notice, that the Mortgage Loans will be held in a securitization pursuant to which a REMIC election will be made.

           Executed as of the day and year first above written.

THORNBURG MORTGAGE HOME LOANS,
INC.,
as Seller

By:  /s/ Deborah J. Burns
       Name: Deborah J. Burns
       Title: Vice President

MORGAN STANLEY DEAN WITTER CREDIT
CORPORATION,
as Servicer

By: /s/ David L. Bianucci
       Name: David L. Bianucci
       Title: Vice President

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Master Servicer

By:  /s/ Peter J. Masterman
       Name: Peter J. Masterman
       Title: Vice President

Acknowledged By: DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Trustee on behalf of Thornburg Mortgage Securities Trust 2002-2

By:  /s/ Ronaldo Reyes
       Name: Ronaldo Reyes
       Title: Associate

EXHIBIT A

Modifications to the Master Servicing Agreement

1.	Unless otherwise specified herein, any provisions of the Master Servicing Agreement, including definitions (as well as definitions incorporated from the Master Mortgage Loan Purchase Agreement), relating to (i) Agency Transfers, Pass-Through Transfers, Whole Loan Transfers and reconstitutions and (ii) Closing Dates, shall be disregarded for the purposes of this Agreement. The exhibits to the Master Servicing Agreement and all references to such exhibits shall also be disregarded, where applicable, for purposes of this Agreement.

2.	A definition of "Business Day" is added to Section 1.01 of Article I to read as follows:

"Business Day": Any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loan institutions in the States of California, Delaware, New York, Maryland, Minnesota or Illinois are authorized or obligated by law or executive order to be closed.

3.	The definition of "Escrow Account" in Section 1.01 is hereby amended as follows:

"Escrow Account": The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "Morgan Stanley Dean Witter Credit Corporation, as Servicer, in trust for the Trustee for the Thornburg Mortgage Securities Trust 2002-2.

4.	The definition of "Qualified Substitute Mortgage Loan" in Section 1 of the Master Purchase Agreement shall be incorporated herein and amended to read as follows:

"Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by Seller for a Deleted Mortgage Loan which must, on the date of such substitution (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited into the Custodial Account by Seller in the month of substitution pursuant to this Agreement, (ii) have a Mortgage Interest Rate which is within one percent (1%) per annum of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, and (iv) comply with each representation and warranty set forth in this Agreement.

5.	The parties acknowledge that the second sentence of Section 2.01 (Books and Records) shall be inapplicable to this Agreement.

6.	The parties acknowledge that Section 2.02 (Transfer of Mortgage Loans) shall be inapplicable to this Agreement.

7.	Section 3.01 (Representations and Warranties of the Servicer) is hereby amended to change the reference to "Owner" to "the Master Servicer, the Trustee and the Trust" in each instance.

8.	Section 4.01 (Role of the Servicer) is hereby amended by:

(i)	deleting the language "defer or forgive the payment of any principal or interest payments, change the outstanding principal amount, make future advances or extend the final maturity date on such Mortgage Loan without the prior approval of the Owner and further provided that" starting in the eighth line of the second paragraph and replacing it with the following:

forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan unless,

(ii)	adding the following sentence immediately after the end of the first sentence of the second paragraph:

Notwithstanding the above, the Servicer shall be permitted to make any modifications if the Mortgagor is in default with respect to such Mortgage Loan or such default is, in the judgment of the Servicer, imminent.

(iii)	deleting the words "obtained the prior written approval of the Owner it" from the second and third lines of the third paragraph and replacing it with the following:

determined, after consultation with counsel, that such a change would not be treated as a "substantial modification" that would cause a deemed exchange under Section 1001(a) of the Code or applicable temporary or final regulations thereunder at any time when the Mortgage Loan is held by a REMIC or a grantor trust, then Servicer

9.	Section 4.03 (Realization Upon Defaulted Mortgage Loans) is hereby amended by deleting the last sentence of the first paragraph.

10.	Section 4.04 (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended by:

(i)	deleting the language "for Thornburg Mortgage Home Loans, Inc., as Initial Owner" in the second sentence of the first paragraph, and replacing it with "in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2002-2."

11.	Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by adding the following language to the end of clause (ii):

provided, that with respect to any Mortgage Loan the Servicer's right to reimbursement shall be limited to the funds collected by the Servicer from the related Mortgagor or any other Person, including, but not limited to, Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and with respect to REO Property, funds received as rental or similar income. The Servicer's right to reimbursement set forth in the preceding sentence shall be prior to the rights of the Trust; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust;

12.	Section 4.06 (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended by deleting the language "for Thornburg Mortgage Home Loans, Inc., as Owner" in the second sentence of the first paragraph, and replacing it with "in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2002-2."

13.	Section 4.08 (Transfer of Accounts) is hereby amended by replacing the word "Owner" in the second line thereto with "the Master Servicer and the Trustee."

14.	Section 4.09 (Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder) is hereby amended by replacing the word "Owner" in the second line of the third paragraph with "Trustee and the Trust."

15.	Section 4.13 (Title, Management and Disposition of REO Property) is hereby amended by:

(i)	replacing the language "Owner or its designee" in the second line of the first paragraph and replacing it with "Trust."

(ii)	adding the following paragraph as the second paragraph of such Section:

Notwithstanding anything to the contrary contained in this Section 4.13, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

(iii)	by replacing the third and fourth sentences of the second paragraph of such section (before the amendment made by (ii) above) by the following:

The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Servicer determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Master Servicer as to the progress being made in selling such REO Property. Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property.

(iv)	replacing the language "Owner shall approve" in the third line of the last paragraph with "the Servicer deems to be in the best interest of the Trust and the Certificateholders."

16.	Section 5.02 (Agreements with Respect to the Surety Bond) is hereby amended by (i) replacing the word "Owner" in the first and third line of paragraph (a) with "the Trustee and the Trust," (ii) replacing the word "Owner" in the first line of paragraph (b) with "the Trustee and the Trust" and (iii) deleting paragraph (c) in its entirety.

17.	Section 6.01 (Distributions) is hereby amended by deleting the words "will be made to Owner of record on the preceding Record Date, and shall be based on the Mortgage Loans owned or held by Owner, and" from the first, second and third lines of the second paragraph of such Section.

18.	Section 6.02 (Statements to Owner) is hereby amended by restating the first paragraph to read as follows:

Not later than the tenth (10th) calendar day of each month (or if such 10th calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish the Master Servicer a monthly statement (a "Monthly Remittance Advice") containing such information and in such format as are mutually acceptable to the Servicer and the Master Servicer, for the period ending on the last day of the preceding calendar month.

19.	Section 7.02 (Satisfaction of Mortgages and Release of Mortgage Files) is hereby amended by (i) replacing the word "Owner" on the eighth line of the first paragraph with "Master Servicer, the Trustee or the Trust" and (ii) by deleting the second paragraph in its entirety.

20.	Section 9.01 (Indemnification; Third Party Claims) is hereby amended by (i) replacing the language "Each party" in the first line of paragraph (a) with "The Servicer, the Master Servicer, the Trustee and the Trust," (ii) replacing the word "Owner" in the first line of paragraph (b) with "the Master Servicer in writing or by electronic means," (iii) replacing the word "Owner" in the fifth and sixth lines of paragraph (b) with "the Master Servicer, the Trustee or the Trust," (iv) replacing the first use of the word "Owner" with "Trust" in the last sentence of paragraph (b) and (v) replacing the second use of the word "Owner" with "the Master Servicer, the Trustee or the Trust" in the last sentence of paragraph (b).

21.	Section 9.02 (Merger or Consolidation of the Servicer) is hereby amended by replacing the word "Owner" with "Master Servicer and the Trustee" in each instance.

22.	Section 9.03 (Limitation on Liability of the Servicer and Others) is hereby amended by (i) replacing the word "Owner" on the second line thereof to "the Master Servicer, the Trustee or the Trust" and (ii) replacing the word "Owner" in the last two sentences thereof to "the Trust."

23.	Section 9.04 (The Servicer Not to Resign) is hereby amended by (1) replacing the word "Owner" with "the Master Servicer and the Trustee" in subsections (i) and (ii) and (2) replacing the word "Owner" with "the Master Servicer or the Trustee" in subsection (iii) thereof.

24.	Section 10.01 (Events of Default) is hereby amended by

(i)	replacing the word "Owner" in paragraph (viii) with "Master Servicer;"

(ii)	replacing the word "Owner" in the second and eleventh lines of the paragraph following subsection (ix) with "the Master Servicer or the Trustee;"

(iii)	replacing the word "Owner" in the last instance of the paragraph following subsection (ix) with "the Master Servicer and the Trustee."

25.	Section 10.02 (Waiver of Defaults) is hereby amended by replacing each instance of the word "Owner" in the first paragraph with "the Master Servicer" and (ii) by replacing the word "Owner" in the first line of the second paragraph with "The Master Servicer with the prior written consent of the Trustee."

26.	Section 11.01 (Termination) is hereby amended by replacing the word "Owner" in clause (ii) with "the Trustee, provided such termination is also acceptable to the Master Servicer."

27.	Article 12 is hereby deleted in its entirety.

28.	Section 13.01 (Successor to the Servicer) is hereby amended by:

(i)	replacing the words "Prior to" with "Upon" in the first line of the first paragraph thereto;

(ii)	changing the word "Owner" in the second line of the first paragraph to "Master Servicer" and by adding the words ", in accordance with the Pooling and Servicing Agreement," after the word "shall" in the second line of the first paragraph thereto;

(iii)	adding the following to the end of the first paragraph:

Any successor to the Servicer shall be subject to the approval of the Master Servicer and each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

(iv)	adding the following to the end of the first sentence of the second paragraph:

; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

(v)	deleting the words "or Section 5 of the Purchase Agreement" in the twelfth line of the second paragraph;

(vi)	replacing the word "Owner" in the last line of the second paragraph with "the Master Servicer or the Trustee."

(vii)	replacing the word "Owner" in the second line of the third paragraph with "the Master Servicer or the Trustee."

(viii)	replacing the word "Owner" in the sixth line of the third paragraph with "the Master Servicer, Trustee and Trust."

(ix)	adding the following paragraph after the fourth paragraph thereof:

Except as otherwise provided in the Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing under Section 10.01, including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Mortgage Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

29.	Section 13.02 (Amendment) is hereby amended by replacing the words "and Owner" with ", the Master Servicer and Trustee" in each instance.

30.	Section 13.04 (Assignment of Servicing Rights) is hereby amended by replacing the word "Owner" with "the Master Servicer and the Trustee" in each instance.

31.	Section 13.13 (Non-Solicitation) is hereby amended by replacing the word "Owner" with "the Seller" in each instance.

32.	New Section 13.14 (Intended Third Party Beneficiaries) is added to the Master Servicing Agreement to read as follows:

Section 13.14 Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee as if it were a party to this Agreement, and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust pursuant to the Pooling and Servicing Agreement.

EXHIBIT B

Master Mortgage Loan Purchase Agreement

EXHIBIT C

Master Servicing Agreement

SCHEDULE I

Mortgage Loan Schedule

(See Schedule I to Tab #16)